SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 4, 2005

T-3 ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19580 (Commission File Number)	76-0697390 (I.R.S. Employer Identification No.)

13111 Northwest Freeway, Suite 500
Houston, Texas 77040
(Address of principal executive offices) (zip code)

(713) 996-4110
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On April 4, 2005, T-3 Energy Services, Inc. (the “Company”), as authorized by the Compensation Committee of its Board of Directors, paid an annual cash bonus of $275,000 to its Chief Executive Officer, Gus D. Halas, with respect to the year ended December 31, 2004. Additional information regarding the compensation of the Company’s Chief Executive Officer for the year ended December 31, 2004 will be set forth in the proxy statement for the Company’s 2005 Annual Meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in April 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.
Date: April 4, 2005	By:	/s/ Michael T. Mino
Michael T. Mino
Corporate Controller and Vice President

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